UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2010

Illumina, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9885 Towne Centre Drive, San Diego, California		92121-1975
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 202-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Illumina, Inc. was held on May 12, 2010, at which our stockholders voted upon and approved (i) the election of Paul C. Grint, M.D. and David R. Walt, Ph.D. to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2013; and (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending January 2, 2011. The final voting results for each proposal are set forth below.

(a) Votes regarding the election of two director nominees were:

	For	Withheld	Broker Non-Votes
Paul C. Grint	102,486,268	218,161	8,101,577
David R. Walt	78,759,119	23,945,310	8,101,577

(b)	Votes regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending January 2, 2011were:

For 108,889,624	Against 364,827	Abstentions 18,737

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

May 17, 2010	By:	Christian G. Cabou

Name: Christian G. Cabou
Title: Senior Vice President & General Counsel